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                                                                   EXHIBIT 99(n)

                               ADVERSE DEVELOPMENT
                            AGREEMENT OF REINSURANCE

                                     between

                          CGU INSURANCE COMPANY and the
                         following affiliated companies:
                       AMERICAN CENTRAL INSURANCE COMPANY
                      AMERICAN EMPLOYERS' INSURANCE COMPANY
                        CGU INSURANCE COMPANY OF ILLINOIS
                       CGU INSURANCE COMPANY OF NEW JERSEY
                        CGU INSURANCE COMPANY OF NEW YORK
                       COMMERCIAL UNION INSURANCE COMPANY
                   COMMERCIAL UNION MIDWEST INSURANCE COMPANY
                     COMMERCIAL UNION YORK INSURANCE COMPANY
                          CU HOMELAND INSURANCE COMPANY
                               CU LLOYD'S OF TEXAS
                      THE EMPLOYERS' FIRE INSURANCE COMPANY
                     FARMERS AND MERCHANTS INSURANCE COMPANY
                        GA INSURANCE COMPANY OF NEW YORK
                       GENERAL ACCIDENT INSURANCE COMPANY
                 GENERAL ACCIDENT REINSURANCE COMPANY OF AMERICA
                            GENERAL ASSURANCE COMPANY
                       HAWKEYE-SECURITY INSURANCE COMPANY
                          MIDWESTERN INSURANCE COMPANY
              NATIONAL FARMERS UNION PROPERTY AND CASUALTY COMPANY
                NATIONAL FARMERS UNION STANDARD INSURANCE COMPANY
                         NORTH PACIFIC INSURANCE COMPANY
                    THE NORTHERN ASSURANCE COMPANY OF AMERICA
                       OREGON AUTOMOBILE INSURANCE COMPANY
                      POTOMAC INSURANCE COMPANY OF ILLINOIS
                           TRI-STATE INSURANCE COMPANY
                        UNITED SECURITY INSURANCE COMPANY
                                One Beacon Street
                           Boston, Massachusetts 02108
               (herein collectively referred to as the "Company")

                                       and

                            POTOMAC INSURANCE COMPANY
                                One Beacon Street
                           Boston, Massachusetts 02108
                     (herein referred to as the "Reinsurer")
    ------------------------------------------------------------------------

In consideration of the promises set forth in this Agreement, the parties agree as follows:


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ARTICLE I  -  CONDITIONS PRECEDENT

The following are conditions precedent to the Reinsurer's obligations under this
Agreement:

         (1) The payment of the Layer One and Layer Two reinsurance premiums by the Closing Date;

         (2) The Stop Loss and Adverse Development Covers on Accident Year 2000 that the Company entered into with CUREPOOL Ltd., Bermuda, are commuted by the Closing Date; and

         (3)    The Reference Document is in effect on the Closing Date.


ARTICLE II  -  SCOPE OF AGREEMENT

The Company shall cede to the Reinsurer the business described in this Agreement, and the Reinsurer shall accept such business as reinsurance from the Company. The terms of this Agreement shall determine the rights and obligations of the Company and the Reinsurer.


ARTICLE III  -  PARTIES TO THE AGREEMENT

This Agreement is solely between the Company and the Reinsurer. When more than one Company is named as a party to this Agreement, the first Company named shall be the agent of the other companies as to all matters pertaining to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Company becomes insolvent, the liability of the Reinsurer shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY. In no instance shall any insured or reinsured of the Company or any claimant against an insured or reinsured of the Company have any rights under this Agreement.


ARTICLE IV  -  BUSINESS COVERED

This Agreement shall apply to Ultimate Net Loss on all classes of business written by the Company on or before December 31, 2000, with respect to claims with accident dates December 31, 2000 and prior which are paid on or after the Closing Date, other than business excluded by the article entitled EXCLUSIONS.


ARTICLE V  -  TERM

This Agreement will be effective on the Closing Date, and continue in full force until all obligations and liabilities incurred by each party under the Agreement are fully performed and discharged, unless sooner terminated by commutation or by mutual agreement.

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ARTICLE VI  -  COMPANY RETENTION

The Company Retention will be the amount of Ultimate Net Loss equal to:

         (1)    The sum of:

                (a) The amount of the Company's nominal (undiscounted) loss and Allocated and Unallocated Loss Adjustment Expense reserves on the Business Covered recorded on the books of the Company at the Closing Date, net of any other reinsurance, deductibles, or self-insured retentions (all three preceding items, whether collectible or not); and

                (b) Any nominal (undiscounted) loss and Allocated and Unallocated Loss Adjustment Expense reserves on the Business Covered recorded by White Mountains Insurance Group, Ltd. in excess of those on the Company's books at the Closing Date.

         Less

         (2)    $170,000,000.


ARTICLE VII  -  LIABILITY OF THE REINSURER

(A) Subject to the provisions of paragraph (B) and the article entitled LAYER TWO SUNSET PROVISION, the Reinsurer's limit of liability for Ultimate Net Loss on the Business Covered shall in no event exceed:

         (1)    LAYER ONE

                $570,000,000 of Ultimate Net Loss in excess of the Company Retention.

         (2)    LAYER TWO

                $80,000,000 of Ultimate Net Loss in excess of the sum of (1) the Company Retention; (2) $570,000,000; and (3) the Corridor Layer.

(B) In addition, subject to the Layer Two sunset provision:

         (1) If there are no Significant Negative Results then, notwithstanding the Layer One Reinsurer's limit of liability of $570,000,000 as stipulated above, the Reinsurer's limit of liability for Layer One will in no event exceed that amount of Layer One liability that will result in an Economic Loss to the Reinsurer of $28,000,000; and

         (2)    If there are Significant Negative Results then:

                (a) Notwithstanding the Layer One Reinsurer's limit of liability of $570,000,000, the Reinsurer's limit of liability for Layer One will

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                      in no event exceed that amount of Layer One liability that will result in an Economic Loss to the Reinsurer of $24,000,000, and

                (b) Notwithstanding the Layer Two Reinsurer's limit of liability of $80,000,000, the Reinsurer's limit of liability for Layer Two will in no event exceed that amount of Layer Two liability that will result in an Economic Loss to the Reinsurer of $4,000,000.


ARTICLE VIII  -  LAYER TWO SUNSET PROVISION

The maximum amount of Reinsurer's Layer Two liability under the Agreement shall not exceed the amount of the Company's ceded payments and/or reserves for Layer Two losses on the Business Covered recorded in its December 31, 2001 financial statements and reported to the Reinsurer by certified or registered mail on or before February 15, 2002. The Company may elect to permanently waive in writing all or a portion of its Layer Two recoveries from the Reinsurer at any time.


ARTICLE IX  -  DEFINITIONS

         (1)    COMPANY RETENTION

                This term shall mean the amount the Company shall retain for its own account pursuant to the article entitled COMPANY RETENTION.

         (2)    CLOSING DATE

                This term shall mean the date on which the acquisition of the Company by White Mountains Insurance Group, Ltd. closes.

         (3)    REFERENCE DOCUMENT

                This term shall mean the reinsurance agreement between the Reinsurer and National Indemnity Company to cover discontinued operations and other exposures of the Company and the Reinsurer signed and dated on March 15, 2001 and attached hereto as Attachment A.

         (4)    CORRIDOR LAYER

                This term shall mean the additional layer of $550,000,000 of Ultimate Net Loss in excess of the sum of (1) the Company Retention and (2) $570,000,000, which the Company shall also retain net for its own account.

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         (5)    ULTIMATE NET LOSS

                Subject to the Loss Limitation, this term shall mean all payments by the Company in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards, including Allocated Loss Adjustment Expense, prejudgment interest which erodes the policy limit, and Unallocated Loss Adjustment Expense, net of other reinsurance, deductibles, or self-insured retentions (all three preceding items, whether collectible or not), salvage, subrogation and all other recoveries. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

                Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, this term shall also include 100% of Losses in Excess of Policy Limits and 100% of Extra Contractual Obligations within the constraints of the Loss Limitation.

         (6)    ALLOCATED LOSS ADJUSTMENT EXPENSE

                This term shall mean expenditures by the Company within the terms of its policies in the direct defense of claims and in connection with Losses in Excess of Policy Limits and Extra Contractual Obligations and as allocated to an individual claim or loss (other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company) made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses; court costs; prejudgment interest which does not erode the policy limit; and prejudgment interest.

                This term shall also be deemed to include any Declaratory Judgment Expenses incurred by the Company. The date on which a Declaratory Judgment Expense is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

         (7)    DECLARATORY JUDGMENT EXPENSE

                This term shall mean expense incurred by the Company in bringing or in defending a declaratory judgment action brought to determine the Company's obligations to its insured with respect to a specific claim under a policy (or coverage part thereof) reinsured hereunder.

         (8)    UNALLOCATED LOSS ADJUSTMENT EXPENSE

                This term shall mean any loss adjustment expenses which are not Allocated Loss Adjustment Expenses. Coverage of Unallocated Loss Adjustment Expenses hereunder is limited to 5% of the sum of (1) loss and (2) Allocated Loss Adjustment Expense, net of other reinsurance, deductibles, or self-insured retentions (all three preceding items, whether collectible or not), salvage, subrogation and all other recoveries, paid under this Agreement.

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         (9)    LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL
                OBLIGATIONS

                (a) The term "Loss in Excess of Policy Limits" shall mean a payment made to a third party claimant in excess of the policy limit resulting from an action taken by the insured or assignee arising from a third party claimant being awarded an amount in excess of the Company's policy limit as a result of the Company's failure to settle within the policy limit or of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

                (b) The term "Extra Contractual Obligation" shall mean a loss which is not covered under any other provision of this Agreement and which arises from the Company's handling of any claim on the Business Covered.

                The date on which a Loss in Excess of Policy Limits or an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

                There shall be no coverage hereunder where the Loss in Excess of the Policy Limit or the Extra Contractual Obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

                Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this definition and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's Ultimate Net Loss.

         (10)   LOSS LIMITATION

                If there are Significant Negative Results, then for purposes of calculating Ultimate Net Loss utilized in determining the Company Retention, the Corridor Layer and the Reinsurer's liability, the maximum amount of loss, Allocated Loss Adjustment Expense and Unallocated Loss Adjustment Expense includable with respect to Non-Reviewed Lines and Losses shall not exceed the sum of (1) nominal (undiscounted) reserves carried net of reinsurance (whether collectible or not) on such Non-Reviewed Lines and Losses at the Closing Date, and (2) $200,000,000.

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                However, this Loss Limitation will be waived if the Company has paid Optional Retrospective Premium of $40,000,000 or greater as stipulated in the article entitled REINSURANCE PREMIUM.

         (11)   NON-REVIEWED LINES AND LOSSES

                This term shall mean the aggregate liability arising from (i) reserve lines (as distinguished from accident years) not reviewed by Tillinghast in its draft report dated January 18, 2001 on Loss and Allocated Loss Adjustment Expenses as of 6/30/00 for the CGU Insurance Group; plus (ii) the following reserve lines or types of losses: umbrella, Extra Contractual Obligations, Loss in Excess of Policy Limits, Declaratory Judgment Expense, pools and associations, asbestos, lead, environmental and pollution losses, Ohio uninsured motorist losses, financial guarantees, data damage losses, and construction defect losses; plus (iii) all losses specifically listed on Schedule 3 of the Reference Document.

         (12)   SIGNIFICANT NEGATIVE RESULTS

                This term shall mean that the Company records ceded payments and/or reserves for Layer Two losses on the Business Covered in its December 31, 2001 financial statements, regardless of whether the Company subsequently elects to waive all or a portion of Layer Two recoveries from the Reinsurer.

         (13)   ECONOMIC LOSS

                (a)   As respects Layer One:

                      If there are no Significant Negative Results, this term shall mean the Net Present Value of Ultimate Net Loss payments made by Reinsurer in Layer One less the sum of
                      (i) the Net Present Value of Layer One reinsurance premium paid and (ii) the Net Present Value of Optional Retrospective Premium actually paid to the Reinsurer as stipulated in the article entitled REINSURANCE PREMIUM.

                      If there are Significant Negative Results at any time after the Closing Date, this term shall mean the Net Present Value of Ultimate Net Loss payments made by the Reinsurer in Layer One less the sum of (i) the Net Present Value of Layer One reinsurance premium paid and (ii) if positive, the difference between the Net Present Value of Optional Retrospective Premium actually paid to the Reinsurer and $40,000,000.

                (b) As respects Layer Two, this term shall mean the Net Present Value of Ultimate Net Loss payments made by Reinsurer in Layer Two less the Net Present Value of Layer Two reinsurance premium paid.

         (14)   NET PRESENT VALUE

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                For purposes of calculating Economic Loss, any payments made by either the Reinsurer or the Company will be discounted back to the Closing Date, using the five-year United States Treasury Bill effective yield at the Closing Date.


ARTICLE X  -  EXCLUSIONS

This Agreement shall not apply to:

         (1)    Business covered in the Reference Document;

         (2) All liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund, or other arrangement, howsoever denominated, established, or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part;

         (3) Nuclear risks, as defined in the "Nuclear Incident Exclusion Clauses - Liability - Reinsurance - U.S.A. and Canada", "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A. and Canada", "Nuclear Incident Exclusion Clauses - Physical Damage and Liability (Boiler and Machinery) - Reinsurance - U.S.A., and Canada", and the "Nuclear Energy Risks Exclusions Clause - Reinsurance - Worldwide excluding U.S.A. and Canada", attached hereto; and

         (4)    War risks as follows:

                As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

                This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union and the District of Columbia, its territories and possessions including the Commonwealth of Puerto Rico and including Bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

                Nevertheless, this clause shall not be construed to apply to riots, strikes, civil commotion, vandalism, malicious damage including acts committed by the agent of any government, party or faction engaged in war, hostilities, or other warlike operation, providing such agent is acting secretly and not in connection with any operations of military or naval armed forces in the country where the interest insured is situated.


ARTICLE XI  -  MANAGEMENT OF CLAIMS AND LOSSES

The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurer, the Company shall permit the Reinsurer, at the expense of the Reinsurer, to be associated with the Company in the defense or control of any claim, loss, or legal proceeding which involves or is likely to involve the Reinsurer. All payments of claims or losses by the Company within the terms and limits of its policies which are within the limits set forth herein shall be binding on the Reinsurer, subject to the terms of this Agreement.

However, the Company shall obtain the Reinsurer's prior approval with respect to
(i) any one settlement in excess of $10,000,000 and (ii) every settlement in excess of $3,000,000, once the aggregate of all settlements in excess of $10,000,000 made after the Closing Date reaches $40,000,000. In determining whether the Reinsurer's prior approval is required hereunder, settlements are calculated net of any other reinsurance, deductibles, or self-insured retentions (all three preceding items, whether collectible or not). If the Company permanently waives all of its Layer Two recoveries from the Reinsurer in writing then no such prior approval of settlements is required.


ARTICLE XII  -  RECOVERIES

The Company shall pay to or credit the Reinsurer with the Reinsurer's portion of any recovery obtained from salvage, subrogation, or other insurance.

The Reinsurer shall be subrogated to the rights of the Company to the extent of its loss payments to the Company. The Company agrees to enforce its rights of salvage, subrogation, and its rights against insurers.


ARTICLE XIII  -  OTHER REINSURANCE

Except for any reinsurance on business covered in the Reference Document, the Company will not enter into or modify reinsurance arrangements on or after December 31, 2000, which cover accident years 2000 and prior without the Reinsurer's approval, which shall not be unreasonably withheld. However, the Reinsurer's approval shall not be necessary for any modification to reinsurance arrangements covering accident years 2000 and prior, as long as such modification has absolutely no impact on the Reinsurer's liability and the Reinsurer's Economic Loss in this Agreement. Further, if there are no Significant Negative Results, the Reinsurer's approval on reinsurance arrangements covering accident years 2000 and prior, shall not be required after December 31, 2007.

To be covered under Layer Two, the Company may not enter any reinsurance agreement(s) structured to potentially generate individually or in the aggregate more than $200,000,000 of before-tax 2001 income (under either GAAP or SAP), without the Reinsurer's approval, which shall not be unreasonably withheld. Such agreement(s) include but would not be limited to loss portfolio transfers, stop loss agreements, and finite quota share agreements.

If changes are made in the Reference Document, this Agreement shall continue to apply as if such changes had not been made.


ARTICLE XIV  -  REINSURANCE PREMIUM

The Company shall pay the following reinsurance premiums to the Reinsurer on the Closing Date:

         (1)    A Layer One reinsurance premium of $235,000,000;

         (2)    A Layer Two reinsurance premium of $40,000,000.

In addition, within 90 days after the close of each calendar quarter after the Closing Date until the quarter ending December 31, 2002, the Company shall pay to the Reinsurer additional reinsurance premiums equal to net premiums received during the quarter for retrospectively rated insurance policies written on the Business Covered and which is incurred on or after the Closing Date. However, the Company may elect not to pay any such additional reinsurance premium ("Optional Retrospective Premium") and such election shall affect the calculation of Economic Loss.


ARTICLE XV  -  REPORTS AND REMITTANCES

         (a)    CLAIMS AND LOSSES

                Within 30 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the Ultimate Net Loss paid by the Company during the quarter on the Business Covered and the Reinsurer's portion, if any, thereof. Any amount payable by the Reinsurer to the Company shall be paid within 15 business days after receipt of such report.

         (b)    GENERAL

                In addition to the reports required by (a) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

                All reports shall be rendered on forms or in format acceptable to the Company and the Reinsurer.


ARTICLE XVI  -  OPTION FOR ADDITIONAL CEDED BUSINESS

If there are Significant Negative Results, the Reinsurer or its assignee has the option, but not the obligation, (the "Reinsurer's Option") to require any or all of the insurers comprising the Company to enter into a first dollar quota share reinsurance agreement with the Reinsurer or its assignee (the "Quota Share Agreement") of up to 25% covering one or more of the following lines of business in territories selected by the Reinsurer or its assignee: Auto Liability, Auto Physical Damage, Homeowners, Other Liability, Commercial Multiple Peril, Property, Inland Marine, and Umbrella. Such Quota Share Agreement shall pass risk transfer tests under GAAP and SAP risk transfer guidelines.

The ceding commission shall equal the ratio of prior year acquisition cost to written premium corresponding to the included lines of business, territories and selected companies, but shall be no more than 16% in the aggregate. The Reinsurer or its assignee has the sole discretion to select the lines of business, territories, companies and the quota share percentages to assume which it may prospectively modify on an annual basis, within the parameters of this provision. The Quota Share Agreement shall terminate on January 1, 2007.

The Reinsurer's Option will expire when and if the Company has paid Optional Retrospective Premium of $40,000,000 or greater.


ARTICLE XVII  -  COMMUTATION

The Company may commute this Agreement at December 31, 2007, or any subsequent December 31 (the date selected being the "Commutation Date"), provided that there are no Significant Negative Results, by giving 60 days written notice to the Reinsurer by certified or registered mail. The commutation shall be effective upon:

         (1) Payment of the Experience Balance, as defined below, by the Reinsurer to the Company on or before the Commutation Date, and

         (2) Delivery by the Company to the Reinsurer of a signed release in a form satisfactory to the Reinsurer, on or before the Commutation Date.

For purposes of this Article, the Experience Balance shall equal:

         (a) The reinsurance premium (including Optional Retrospective Premium) paid under the Agreement by the Company through the date of evaluation; less

         (b) The Reinsurer's fee of $8,000,000, plus 5% of the highest loss and Allocated and Unallocated Loss Adjustment Expense ceded at any point in time in excess of $490,000,000; less

         (c) The Reinsurer's payments of Ultimate Net Loss to the Company under this Agreement through the date of evaluation; plus

         (d) The investment income on the amount, if any, by which (a) above and previous investment income credits exceeds the sum of (b) and (c) above, based on an effective yield equivalent to one year United States Treasury bills on the Closing Date, and annually thereafter.


ARTICLE XVIII  -  WARRANTY

The Company warrants that it applies consistent accounting practices for carried reserves with those carried at the Closing Date.


ARTICLE XIX  -  ERRORS AND OMISSIONS

The Reinsurer shall not be relieved of liability because of an error or accidental omission of the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery. If the error or omission relates to the proper amount of reserves intended to have been recorded at the Closing Date, as a result of an arithmetic error, the Company Retention shall be recalculated accordingly.


ARTICLE XX  -  SPECIAL ACCEPTANCES

Business not within the terms of this Agreement may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all of the terms of this Agreement except as modified by the special acceptance.


ARTICLE XXI  -  RESERVES AND TAXES

The Reinsurer shall maintain the required reserves as to the Reinsurer's portion of unearned premium, if any, claims, losses, and Allocated and Unallocated Loss Adjustment Expense.

The Company shall be liable for all premium taxes on premium ceded to the Reinsurer under this Agreement. If the Reinsurer is obligated to pay any premium taxes on this premium, the Company shall reimburse the Reinsurer; however, the Company shall not be required to pay taxes twice on the same premium.


ARTICLE XXII  -  OFFSET

The Company or the Reinsurer may offset any balance, whether on account of premium, commission, claims or losses, Allocated and Unallocated Loss Adjustment Expense, salvage, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurer.

ARTICLE XXIII  -  INSPECTION OF RECORDS

The Company shall allow the Reinsurer or its assignee to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including the Company's files concerning claims, losses, or legal proceedings which involve or are likely to involve the Reinsurer.


ARTICLE XXIV  -  ARBITRATION

All unresolved differences of opinion between the Company and the Reinsurer or its assignee relating to this Agreement, including its formation and validity, shall be submitted to arbitration consisting of one arbitrator chosen by the Company, one arbitrator chosen by the Reinsurer or its assignee, and a third arbitrator chosen by the first two arbitrators.

The party demanding arbitration shall communicate its demand for arbitration to the other party by registered or certified mail, identifying the nature of the dispute and the name of its arbitrator, and the other party shall then be bound to name its arbitrator within 30 days after receipt of the demand.

Failure or refusal of the other party to so name its arbitrator shall empower the demanding party to name the second arbitrator. If the first two arbitrators are unable to agree upon a third arbitrator after the second arbitrator is named, each arbitrator shall name three candidates, two of whom shall be declined by the other arbitrator, and the choice shall be made between the two remaining candidates by drawing lots. The arbitrators shall be impartial and shall be active or retired officers of property or casualty insurance or reinsurance companies.

The arbitrators shall adopt their own rules and procedures and are relieved from judicial formalities. In addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, the arbitrators shall make their award with a view to effecting the intent of this Agreement.

The decision of the majority of the arbitrators shall be in writing and shall be final and binding upon the parties.

Each party shall bear the cost of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and other costs of the arbitration. In the event both arbitrators are chosen by one party, the fees of all arbitrators shall be equally divided between the parties.

The arbitration shall be held at the times and places agreed upon by the arbitrators.


ARTICLE XXV  -  INSOLVENCY OF THE COMPANY

In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator, with reasonable provision for verification, on the basis of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim, except as otherwise specified in the statutes of any state having jurisdiction of the insolvency proceedings or except where the Agreement, or other written agreement, specifically provides another payee of such reinsurance in the event of insolvency.

The Reinsurer shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim and to interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate,

this               day of                                     , 200__,
     -------------        ------------------------------------

                                    CGU INSURANCE COMPANY
                                    and its affiliated companies


                                    ---------------------------------------

Attest:
         -----------------------------------

and this           day of                                     , 200__.
         ---------        ------------------------------------

                                    POTOMAC INSURANCE COMPANY


                                    ---------------------------------------

Attest:
         -----------------------------------

                                TABLE OF CONTENTS

                                       to
                               ADVERSE DEVELOPMENT
                            AGREEMENT OF REINSURANCE
                                     between
                              CGU INSURANCE COMPANY
                                       and
                            POTOMAC INSURANCE COMPANY

                                                                                                      PAGE

Article I         CONDITIONS PRECEDENT..................................................................2
Article II        SCOPE OF AGREEMENT....................................................................2
Article III       PARTIES TO THE AGREEMENT..............................................................2
Article IV        BUSINESS COVERED......................................................................2
Article V         TERM..................................................................................2
Article VI        COMPANY RETENTION.....................................................................3
Article VII       LIABILITY OF THE REINSURER............................................................3
Article VIII      LAYER TWO SUNSET PROVISION............................................................4
Article IX        DEFINITIONS...........................................................................4
Article X         EXCLUSIONS............................................................................8
Article XI        MANAGEMENT OF CLAIMS AND LOSSES.......................................................9
Article XII       RECOVERIES............................................................................9
Article XIII      OTHER REINSURANCE.....................................................................9
Article XIV       REINSURANCE PREMIUM..................................................................10
Article XV        REPORTS AND REMITTANCES..............................................................10
Article XVI       OPTION FOR ADDITIONAL CEDED BUSINESS.................................................10
Article XVII      COMMUTATION..........................................................................11
Article XVIII     WARRANTY.............................................................................11
Article XIX       ERRORS AND OMISSIONS.................................................................12
Article XX        SPECIAL ACCEPTANCES..................................................................12
Article XXI       RESERVES AND TAXES...................................................................12
Article XXII      OFFSET...............................................................................12
Article XXIII     INSPECTION OF RECORDS................................................................12
Article XXIV      ARBITRATION..........................................................................12
Article XXV       INSOLVENCY OF THE COMPANY............................................................13